.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 10, 2000



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



      001-07831                                               88-0117544
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)





Item 5.    Other Events.

On March 6, 2000, Elsinore Corporation, a Nevada corporation ("Elsinore"), entered into a non-binding letter of intent with PDS Financial Corporation for the sale of the capital stock of Elsinore's wholly-owned subsidiary, Four Queens, Inc., a Nevada corporation. The press release dated March 9, 2000 announcing the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated March 9, 2000.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELSINORE CORPORATION


Date:  March 10, 2000                    By:   /s/ S. Barton Jacka
                                              S. Barton Jacka
                                              Secretary, Treasurer and Principal
                                              Accounting Officer





                                Index to Exhibits


      Exhibit                                                   Description

       99.1           Text of Press Release dated March 9, 2000



                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE

                              ELSINORE CORPORATION
                               202 FREMONT STREET
                             LAS VEGAS, NEVADA 89101

                  ELSINORE CORPORATION ANNOUNCES INTENT TO SELL
                           FOUR QUEENS HOTEL & CASINO

LAS VEGAS, NV-March 9, 2000--Elsinore Corporation announced that on March 6, 2000 it had signed a nonbinding letter of intent with PDS Financial Corporation for the sale of the capital stock of Elsinore's wholly-owned subsidiary, Four Queens, Inc., a Nevada corporation doing business as the Four Queens Hotel & Casino for a purchase price of $30 million, subject to adjustment. The Four Queens Hotel & Casino constitutes substantially all of the operating assets of Elsinore Corporation. Elsinore Corporation holds certain non-operating assets, which are not subject to the transaction with PDS Financial. At December 31, 1999, the outstanding long-term debt of Elsinore Corporation (not including debt at the Four Queens level) was $12.0 million (including the current portion thereof), and Elsinore had outstanding approximately 50,000,000 million shares of 6% cumulative convertible preferred stock, with a liquidation preference of $19.4 million, including accumulated dividends.

Consummation of the acquisition is subject to a number of conditions, including due diligence review, negotiation and execution of a definitive purchase agreement, receipt of required regulatory approvals, including approval of the Nevada Gaming Commission, other gaming approvals, and, if necessary, approval under the Hart-Scott-Rodino Antitrust Act, and receipt by PDS of satisfactory purchase financing. There can be no assurance that a definitive agreement can be reached, that the other conditions to the acquisition will be satisfied or that the acquisition will be consummated.

Statements made in this press release, including those relating to the consummation of the acquisition, are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements. Among these risks and uncertainties are whether or not the conditions to closing of the transaction will be satisfied. Other factors identified by Elsinore in its filings with the Securities and Exchange Commission, including Elsinore's Form 10-K for the year ended December 31, 1998, could affect the forward looking statements contained in this press release.


  Contact: Gina Contner, Director of Finance, Four Queens Hotel & Casino, at 702-387-5150.